Exhibit 10(c)


                      AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of April 7, 1999, between JACOBSON STORES INC., a Michigan corporation of Jackson, Michigan (the "Company"), and JAMES A. RODEFELD, of Jackson, Michigan ("Gilbert").

         THE PARTIES HEREBY AGREE that the restated Employment Agreement between them dated as of June 11, 1998 (the "Agreement"), is amended effective April 11, 1999, as follows:

         1. Compensation. The phrase "Two Hundred Thousand Dollars ($200,000)" in paragraph 2 of the Agreement is amended to read "Two Hundred Fifty Thousand Dollars ($250,000)".

         2. Change in Control. The figure "40%" appearing twice in paragraph 5(e)(iii)(1) and once in paragraph 5(e)(iii)(3) of the Agreement is amended to read "20%".

         Except as expressly amended hereby, the Agreement shall continue in full force and effect.


IN THE PRESENCE OF:                     JACOBSON STORES INC.


     /s/ Timothy J. Spalding                By:    /s/ P. Gerald Mills
-----------------------------------         ----------------------------------
                                             P. Gerald Mills
                                             Its:  Chairman of the Board and
                                                     Chief Executive Officer


     /s/ Dana J. Collins                    /s/ James A. Rodefeld
-----------------------------------     --------------------------------------
                                        James A. Rodefeld